CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned, Clifford A. Brown, the Chief Financial Officer of American Stellar Energy Inc. (Formerly Merchantpark Communications Inc.). (the "Company"), does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this First day of March, 2005.


                                        By: /s/ Clifford A. Brown
                                        --------------------------------
                                        Clifford A. Brown
                                        Chief Financial Officer